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                                                                   EXHIBIT 99.02

                                   INTUIT INC.

              STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
       REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Greg J. Santora, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Intuit Inc., and, except as corrected or supplemented in a subsequent covered report:

        - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with Intuit Inc.'s Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        - Intuit Inc. Annual Report on Form 10-K for the fiscal year ended July 31, 2002;

        - All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Intuit Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

        -   Any amendments to any of the foregoing.


        /s/ Greg J. Santora
        ----------------------
        Greg J. Santora

        September 26, 2002


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                          JURAT WITH AFFIANT STATEMENT

STATE OF CALIFORNIA      )
                         ) ss
COUNTY OF SANTA CLARA    )



        On this 26th day of September 2002, before me, the undersigned Notary Public, personally appeared Greg J. Santora, Senior Vice President and Chief Financial Officer of Intuit Inc.

        [X]  personally known to me

        [ ]  proved to me on the basis of satisfactory evidence



                                 Subscribed and sworn to (or affirmed) before me


                                 /s/ Eleanor Roberts
                                 -----------------------------------------------
                                 Eleanor Roberts, California Notary Public
                                 Santa Clara County
                                 Notary Commission #: 1334881
                                 My Commission Expires: January 12, 2006


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